SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2007

                   Universal Stainless & Alloy Products, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                       000-25032               25-1724540
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  (State or other jurisdiction          (Commission          (IRS Employer
  of incorporation)                     File Number)         Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania     15017
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               (Address of principal executive offices)       (Zip code)

       Registrant's telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/  / Written  communications   pursuant to   Rule 425   under the Securities Act
     (17 CFR 230.425)
/  / Soliciting   material  pursuant  to  Rule 14a-12 under   the  Exchange  Act
     (17  CFR  240.14a-12)
/  / Pre-commencement   communications   pursuant to   Rule 14d-2(b) under   the
     Exchange  Act (17 CFR  240.14d-2(b))
/  / Pre-commencement communications  pursuant   to   Rule  13e-4(c)  under  the
     Exchange  Act  (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

         On April 24, 2007, Universal Stainless and Alloy Products, Inc. issued a press release regarding its earnings for the first quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.





Item 99.1         Financial Statements and Exhibits.


         (d)      Exhibits


                  99.1     Press Release dated April 24, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                      By:  /s/ Richard M. Ubinger
                                           -------------------------------------
                                           Vice President of Finance,
                                           Chief Financial Officer and Treasurer

Dated:  April 24, 2007